Exhibit 99.1

                                                                   Press Release

                                                   Contact:         Dale Wilhelm
                                                            Vice President & CFO
                                                                    713-278-6014
--------------------------------------------------------------------------------

                                NYSE SYMBOL: THE

                   TODCO ANNOUNCES THIRD QUARTER 2006 RESULTS

Houston, Texas, November 2, 2006--TODCO (the "Company") (NYSE-THE) today reported net income for the three months ended September 30, 2006, of $55.5 million, or $0.92 per diluted share, on revenues of $242.3 million compared to net income of $19.1 million, or $0.31 per share, on revenues of $141.4 million for the same quarter of 2005. The third quarter of 2006 included $13.0 million (or $0.13 per diluted share, after tax) of rig reactivation expense versus only $6.9 million (or $0.07 per diluted share, after tax) of rig reactivation expenses during the third quarter of 2005. For the three months ended September 30, 2006, earnings before interest, taxes, depreciation and amortization ("EBITDA") was $109.7 million compared to $55.5 million for the same quarter of 2005.

The improvement in third quarter 2006 results over the same quarter last year was principally caused by improved utilizations and dayrates which will be discussed during TODCO's publicly accessible third quarter conference call. The conference call will be at 8:00 a.m. (CST), Thursday, November 2, 2006. The conference call can be heard live on the Company's web site at www.theoffshoredrillingcompany.com or by dialing (800) 374-0113 or (706) 758-9607. A replay of the call will be available for approximately 30 days on the Company's web site or by dialing (800) 642-1687 or (706) 645-9291, reference code 7223910#.

TODCO is a leading provider of contract oil and gas drilling services with the largest rig fleet in the shallow water of the U.S. Gulf of Mexico and along the U.S. Gulf Coast. TODCO's common stock is traded on the New York Stock Exchange under the symbol "THE". For more information about TODCO, please go to the Company's web site at www.theoffshoredrillingcompany.com.

                                    ########

--------------------------------------------------------------------------------
                2000 W. Sam Houston Pkwy, S. o Suite 800 o Houston,
                   Texas 77042 o 713-278-6000 o 713-278-6101 fax

                             TODCO AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (In millions, except share data)

                                                                     September 30,    December 31,
                                                                         2006            2005
                                                                    --------------   --------------
                                                                             (Unaudited)
                                     ASSETS

Cash and cash equivalents .......................................   $        137.9   $        163.0
Accounts receivable
  Trade .........................................................            187.8            107.4
  Related party .................................................              9.8              9.9
  Other .........................................................             28.0              9.8
Supplies ........................................................              5.0              4.9
Deferred income taxes ...........................................              8.9              8.4
Other current assets ............................................              3.5              4.3
                                                                    --------------   --------------
    Total current assets ........................................            380.9            307.7
                                                                    --------------   --------------
Property and equipment ..........................................            952.6            919.7
Less accumulated depreciation ...................................            497.9            436.7
                                                                    --------------   --------------
  Property and equipment, net ...................................            454.7            483.0
                                                                    --------------   --------------
Other assets ....................................................             24.9             34.3
                                                                    --------------   --------------
    Total assets ................................................   $        860.5   $        825.0
                                                                    ==============   ==============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Trade accounts payable ..........................................   $         69.4   $         42.4
Accrued income taxes ............................................             20.2             10.9
Accrued income taxes - related party ............................             88.9             44.9
Debt due within one year ........................................              2.2              0.4
Debt due within one year - related party ........................                -              2.9
Interest payable - related party ................................                -              0.1
Other current liabilities .......................................             64.0             63.0
                                                                    --------------   --------------
    Total current liabilities ...................................            244.7            164.6
                                                                    --------------   --------------
Long-term debt ..................................................             16.5             16.6
Deferred income taxes ...........................................            121.7            144.8
Other long-term liabilities .....................................              1.4              3.5
                                                                    --------------   --------------
    Total long-term liabilities .................................            139.6            164.9
                                                                    --------------   --------------

Commitments and contingencies
Preferred Stock, $0.01 par value, 50,000,000 shares authorized
 and no shares issued and outstanding ...........................                -                -
                                                                    --------------   --------------
Common stock, $0.01 par value, 500,000,000 shares authorized,
 57,711,477 shares and 61,521,990 shares issued and outstanding
 at September 30, 2006 and December 31, 2005, respectively ......              0.6              0.6
Common stock, Class B, $0.01 par value, no shares authorized at September 30, 2006, and 260,000,000 shares authorized
 and no shares issued and outstanding at December 31, 2005 ......                -                -
Additional paid-in capital ......................................          6,385.4          6,527.2
Retained deficit ................................................         (5,909.8)        (6,029.3)
Unearned compensation ...........................................                -             (3.0)
                                                                    --------------   --------------
    Total stockholders' equity ..................................            476.2            495.5
                                                                    --------------   --------------
    Total liabilities and stockholders' equity ..................   $        860.5   $        825.0
                                                                    ==============   ==============

Total shares, issued and outstanding ............................       57,711,477       61,521,990

                             TODCO AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (In millions, except share data)

                                                            THREE MONTHS ENDED         NINE MONTHS ENDED
                                                                SEPTEMBER 30,             SEPTEMBER 30,
                                                          -----------------------   -----------------------
                                                             2006         2005         2006         2005
                                                          ----------   ----------   ----------   ----------
                                                                (In millions, except per share amounts)
Operating revenues ....................................   $    242.3   $    141.4   $    652.0   $    383.8

Costs and expenses
  Operating and maintenance ...........................        129.2         77.8        377.1        233.2
  Depreciation ........................................         20.9         24.1         65.1         72.0
  General and administrative ..........................         10.8          9.9         31.2         28.2
  Impairment loss on long-lived assets ................           --           --          0.4           --
  Gain on disposal of assets, net .....................         (6.7)        (1.6)        (9.0)        (8.3)
                                                          ----------   ----------   ----------   ----------
                                                               154.2        110.2        464.8        325.1
                                                          ----------   ----------   ----------   ----------
Operating income ......................................         88.1         31.2        187.2         58.7

Other income (expense), net
  Interest income .....................................          2.6          0.9          7.4          2.2
  Interest expense ....................................         (0.8)        (0.8)        (2.2)        (2.7)
  Interest expense--related party .....................           --         (0.1)          --         (0.2)
  Other, net ..........................................          0.7          0.2          0.6          1.7
                                                          ----------   ----------   ----------   ----------
                                                                 2.5          0.2          5.8          1.0
                                                          ----------   ----------   ----------   ----------

Income before income taxes and cumulative effect
 of change in accounting principle ....................         90.6         31.4        193.0         59.7
Income tax expense ....................................         35.1         12.3         73.6         21.5
                                                          ----------   ----------   ----------   ----------
Income before cumulative effect of change
 in accounting principle ..............................         55.5         19.1        119.4         38.2
Cumulative effect of change in accounting
 principle, net of tax ................................           --           --          0.1           --
                                                          ----------   ----------   ----------   ----------
Net income ............................................   $     55.5   $     19.1   $    119.5   $     38.2
                                                          ==========   ==========   ==========   ==========
Net income per common share:
Basic:
  Income before cumulative effect of change
   in accounting principle ............................   $     0.93   $     0.31   $     1.96   $     0.63
  Cumulative effect of change in accounting
    principle .........................................           --           --           --           --
                                                          ----------   ----------   ----------   ----------
  Net income per common share .........................   $     0.93   $    0.31    $     1.96   $     0.63
                                                          ==========   ==========   ==========   ==========
Diluted:
  Income before cumulative effect of change in
   accounting principle ...............................   $     0.92   $     0.31   $     1.95   $     0.63
  Cumulative effect of change in accounting principle .           --           --           --           --
                                                          ----------   ----------   ----------   ----------
  Net income per common share .........................   $     0.92   $     0.31   $     1.95   $     0.63
                                                          ==========   ==========   ==========   ==========
Weighted average common shares outstanding:
Basic .................................................         59.8         60.9         60.9         60.4
Diluted ...............................................         60.2         61.6         61.4         61.2

Cash dividend per common share: .......................   $       --   $     1.00   $       --   $     1.00
                                                          ==========   ==========   ==========   ==========

                             TODCO AND SUBSIDIARIES
                       SELECTED SEGMENT AND OPERATING DATA
                       (In millions, except daily amounts)
                                   (Unaudited)

                                                           THREE MONTHS ENDED
                                             ---------------------------------------------
                                             SEPTEMBER 30,      JUNE 30,     SEPTEMBER 30,
                                                  2006            2006            2005
                                             -------------   -------------   -------------
U.S. GULF OF MEXICO SEGMENT
  Operating days .........................           1,083           1,013           1,177
  Available days .........................           1,932           1,911           2,086
  Utilization ............................              56%             53%             56%
  Average rig revenue per day ............   $     104,100   $     104,100   $      56,700

  Operating revenues .....................   $       112.7   $       105.5   $        66.7
  Operating and maintenance expenses .....            62.5            65.4            25.2
  Depreciation ...........................             8.4            10.5            12.6
                                             -------------   -------------   -------------
    Operating income .....................   $        41.8   $        29.6   $        28.9
                                             =============   =============   =============
U.S. INLAND BARGE SEGMENT
  Operating days .........................           1,543           1,509           1,316
  Available days .........................           2,484           2,457           2,484
  Utilization ............................              62%             61%             53%
  Average rig revenue per day ............   $      42,900   $      37,200   $      29,600

  Operating revenues .....................   $        66.2   $        56.2   $        38.9
  Operating and maintenance expenses .....            30.1            33.4            21.3
  Depreciation ...........................             6.1             5.2             6.0
  Gain on disposal of assets, net ........            (2.5)           (1.2)           (1.3)
                                             -------------   -------------   -------------
    Operating income .....................   $        32.5   $        18.8   $        12.9
                                             =============   =============   =============
INTERNATIONAL AND OTHER SEGMENT
  Operating days .........................           1,033           1,030             738
  Available days .........................           1,472           1,456           1,318
  Utilization ............................              70%             71%             56%
  Average rig revenue per day ............   $      42,100   $      43,200   $      31,300

  Operating revenues .....................   $        43.5   $        44.5   $        23.1
  Operating and maintenance expenses .....            28.6            33.4            24.0
  Depreciation ...........................             5.4             5.2             4.4
  Impairment loss on long-level assets ...               -             0.4               -
  Gain on disposal of assets, net ........            (0.3)              -               -
                                             -------------   -------------   -------------
    Operating income (loss) ..............   $         9.8   $         5.5   $        (5.3)
                                             =============   =============   =============
DELTA TOWING SEGMENT
  Operating revenues .....................   $        19.9   $        19.9   $        12.7
  Operating and maintenance expenses .....             8.0             8.4             7.3
  Depreciation ...........................             1.0             1.0             1.1
  General and administrative expenses ....             1.3             1.1             1.1
  Gain on disposal of assets, net ........            (3.9)           (0.2)           (0.3)
                                             -------------   -------------   -------------
    Operating income .....................   $        13.5   $         9.6   $         3.5
                                             =============   =============   =============
TOTAL COMPANY
  Rig operating days .....................           3,659           3,552           3,231
  Rig available days .....................           5,888           5,824           5,888
  Rig utilization ........................              62%             61%             55%

  Operating revenues .....................   $       242.3   $       226.1   $       141.4
  Operating and maintenance expenses .....           129.2           140.6            77.8
  Depreciation ...........................            20.9            21.9            24.1
  General and administrative expenses ....            10.8            10.7             9.9
  Impairment loss on long-level assets ...               -             0.4               -
  Gain on disposal of assets, net ........            (6.7)           (1.4)           (1.6)
                                             -------------   -------------   -------------
    Operating income .....................   $        88.1   $        53.9   $        31.2
                                             =============   =============   =============

                             TODCO AND SUBSIDIARIES
                 NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
                                  (In millions)
                                   (Unaudited)

                                                       FOR THE THREE MONTHS ENDED
                                             ---------------------------------------------
                                             SEPTEMBER 30,      JUNE 30,     SEPTEMBER 30,
                                                 2006            2006            2005
                                             -------------   -------------   -------------
NET INCOME TO EBITDA
  Net income .............................   $        55.5   $        34.7   $        19.1
  Adjustments:
    Depreciation .........................            20.9            21.9            24.1
    Income tax expense ...................            35.1            20.9            12.3
    Interest income ......................            (2.6)           (2.7)           (0.9)
    Interest expense .....................             0.8             0.7             0.9
                                             -------------   -------------   -------------
  EBITDA .................................   $       109.7   $        75.5   $        55.5
                                             =============   =============   =============